Exhibit 10.35
                           SPEEDWAY MOTORSPORTS, INC.

                                  $125,000,000
                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2007

                               PURCHASE AGREEMENT

                                                            July 30, 1997


NationsBanc Capital Markets, Inc.
Wheat First Butcher Singer
Montgomery Securities
J.C. Bradford & Co.
         c/o NationsBanc Capital Markets, Inc.
         NationsBank Corporate Center
         100 North Tryon Street, NC1-007-07-01
         Charlotte, North Carolina 28255

Ladies and Gentlemen:

         Speedway Motorsports, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") $125,000,000 principal amount of its 8 1/2% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be fully and unconditionally guaranteed (the "Guarantees" and collectively with the Notes, the "Securities"), jointly and severally, on a senior subordinated basis by each existing and future domestic subsidiary (other than Oil-Chem Research Corp. and its subsidiaries) of the Company (the "Guarantors" and collectively with the Company, the "Issuers"). The Securities are to be issued under an indenture (the "Indenture") to be dated as of August 4, 1997, among the Issuers and First Trust National Association, as trustee (the "Trustee").

         The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Issuers that the Initial Purchasers will offer and sell the Securities purchased by them hereunder in accordance with Section 4 hereof as soon as you deem advisable.

         In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated July 10, 1997 (the "Preliminary Memorandum"), and a final offering memorandum dated July 30, 1997 (the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the time of execution and delivery (the "Execution Time") of this Purchase Agreement (the "Agreement") and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time.


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         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to use their best efforts (i) to commence an offer to exchange the Securities for debt securities of the Company and guarantees of the Guarantors (collectively, the "Exchange Securities") identical in all material respects to the Notes and the Guarantees, respectively (except that the transfer restrictions pertaining to such Notes and Guarantees will be eliminated), that have been registered under the Securities Act, or (ii) to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

         1. REPRESENTATIONS AND WARRANTIES. The Issuers jointly and severally represent and warrant to each Initial Purchaser as follows:

                  (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers relating to the Initial Purchasers specifically for inclusion therein.

                  (b) Neither the Issuers, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security (as defined in the Securities Act), under circumstances that would require the registration of the Securities under the Securities Act. Neither the Issuers, nor any of their Affiliates, nor any person acting on their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities (other than press releases issued by the Issuers pursuant to Rule 135c under the Securities Act). The Securities satisfy the eligibility requirements of Rule 144A(d)(3). The Company is subject to Section 13 of the Exchange Act. The Issuers have been advised by the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through the Automated Linkages Market ("PORTAL") that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

         (c) None of the Issuers or any of their respective subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the


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         "Investment Company Act"), without taking account of any exemption arising out of the number of holders of any Issuer's or its respective subsidiaries' securities.

                  (d) Assuming that the representations, warranties, agreements and covenants of the Initial Purchasers contained in Section 3 hereof are true, correct and complete, (i) neither registration under the Securities Act of the Securities nor qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is required in connection with the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by the Final Memorandum or this Agreement, and (ii) neither registration under the Securities Act of the Securities nor qualification of the Indenture under the Trust Indenture Act is required in connection with the initial resales of the Securities by the Initial Purchasers on the terms and in the manner set forth in the Final Memorandum.

                  (e) Since the respective dates as of which information is given in the Preliminary Memorandum and the Final Memorandum, except as otherwise stated therein or in any supplement or amendment thereto or information incorporated by reference therein, (i) there has been no material adverse change in the condition (financial or otherwise), earnings, affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and (ii) there have been no material transactions entered into by the Company or any Guarantor (collectively, a "Material Adverse Change").

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect").

                  (g) Each of the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (h) The authorized and outstanding capital stock of the Company at March 31, 1997 was as set forth under the caption "Capitalization" in the Preliminary Memorandum


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         and the Final Memorandum. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding capital stock of each Guarantor has been duly authorized and validly issued and is fully paid and nonassessable, and, except as described in the Preliminary Memorandum and the Final Memorandum, all such capital stock of each Guarantor is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity. The Guarantors are all of the subsidiaries of the Company whose capital stock is owned, directly or through subsidiaries, by the Company (other than Oil-Chem Research Corp., an Illinois corporation, and its wholly-owned subsidiaries (collectively, "Oil-Chem")).

                  (i) This Agreement has been duly authorized, executed and delivered by each of the Issuers and constitutes the valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and
         (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (j) The Notes have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (k) The Guarantees endorsed on the Notes have been duly authorized by each of the Guarantors and, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, the Guarantees will constitute the valid and binding obligation of each of the Guarantors enforceable against each of the Guarantors in accordance with their terms and will be entitled to the benefits of the Indenture, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.



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                  (l) The Indenture has been duly authorized, executed and
         delivered by each of the Issuers and (assuming the due execution and delivery thereof by the Trustee) is a legally valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and
         (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (m) The Exchange Securities have been duly authorized, and, when duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the valid and binding obligations of each of the Issuers, entitled to the benefits of the Indenture and enforceable against each of the Issuers in accordance with their terms, except that (i) enforcement thereof may be subject to
         (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (n) The Registration Rights Agreement has been duly authorized by each of the Issuers, and, when duly executed and delivered by each of the Issuers (assuming the due execution and delivery by each of the Initial Purchasers), will constitute a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (o) On the Closing Date, the "1997 Credit Facility" (as defined in the Final Memorandum under the caption "Description of Notes
         - Certain Definitions"): (i) shall have been duly authorized, executed and delivered by each of the Issuers (to the extent each is a party thereto) and will constitute the valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except that (A) enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (B) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws; and (ii) shall be in full force and effect. On the Closing Date, no event of default or event


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         which, with the giving of notice or passage of time or both, would constitute an event of default under the 1997 Credit Facility shall have occurred, all conditions to the extension of credit thereunder shall have been satisfied and written notice of any waivers related thereto shall have been given to the Initial Purchasers.

                  (p) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the 1997 Credit Facility (and all other agreements and instruments contemplated thereby) by each of the Issuers (to the extent each is a party thereto), and the consummation of the transactions contemplated hereby and thereby and the issuance and sale of the Securities and Exchange Securities by the Issuers will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which either the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the properties or assets of the Company or any of the Guarantors are subject, nor will such actions result in any violation of (A) the provisions of the charter or by-laws of the Company or any of the Guarantors or (B) any statute to which the Company or any of the Guarantors may be subject or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties or assets (except to the extent any such conflict, breach, violation or default singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect).

                  (q) Except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities and Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers or as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the 1997 Credit Facility by the Issuers, the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Securities and Exchange Securities by the Issuers. The execution and delivery of this Agreement, the Securities, the Indenture, the Registration Rights Agreement and the 1997 Credit Facility will not involve any prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

                  (r) Neither the Company nor any of the Guarantors is in breach or violation of any of the terms or provisions of any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor is the Company or any of the Guarantors in violation of the provisions of its respective charter or by-laws or any material statute or any material judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of the Guarantors or any of their properties or assets.



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                  (s) This Agreement, the Securities, the Indenture, the
         Registration Rights Agreement and the 1997 Credit Facility conform in all material respects to the descriptions thereof contained in the Final Memorandum, and such descriptions are accurate in all material respects.

                  (t) Except as set forth in (i) the Registration Rights Agreement and (ii) the Registration Rights Agreement dated April 16, 1996 entered into in connection with the acquisition of Oil-Chem, there are no contracts, agreements or understandings between the Company or any of the Guarantors and any person granting such person the right to require the Company or any of the Guarantors to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company or any of the Guarantors to include such securities with any securities being registered pursuant to any registration statement filed by the Company or any of the Guarantors under the Securities Act.

                  (u) Except as set forth in the Preliminary Memorandum and the Final Memorandum or in any supplement or amendment thereto or information incorporated by reference therein, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Issuers, threatened against or affecting the Company or any of the Guarantors, which could reasonably be expected to result in a Material Adverse Change or, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the offering of the Securities.

                  (v) Each of the Company and the Guarantors has good and indefeasible title in fee simple to all real property and good and indefeasible title to all personal property owned by it and necessary in the conduct of the business of the Company or such Guarantor in each case free and clear of all liens, encumbrances and defects, except (i) such as are referred to in the Final Memorandum or (ii) such as do not materially adversely affect the value of such property to the Company or such Guarantor, and do not interfere with the use made and proposed to be made of such property by the Company or such Guarantor to an extent that such interference would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All leases to which any of the Company or the Guarantors is a party are valid and binding, no default has occurred or is continuing thereunder which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the offering of the Securities, and the Issuers enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee, except with respect to such factors as would not have a Material Adverse Effect. Each of the Company and the Guarantors possesses all material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by each of them. Neither the Company nor any of the Guarantors has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.



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                  (w) Deloitte and Touche LLP, who have certified certain
         financial statements of the Company and its subsidiaries, are independent public accountants within the meaning of the Securities Act and the rules and regulations thereunder. The audited and unaudited consolidated financial statements included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the financial position of the Company and its subsidiaries, on a consolidated basis, as at the dates indicated and the results of their operations and the changes in their consolidated financial position for the periods specified, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (x) Neither the Company nor any of the Guarantors is now or, after giving effect to the issuance of the Securities and the application of the proceeds therefrom, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they become due.

                  (y) Each of the Company and the Guarantors owns or otherwise possesses, or can acquire on reasonable terms, the right to use all material patents, trademarks, service marks, trade names and copyrights, all applications and registrations for each of the foregoing, and all other material proprietary rights and confidential information necessary to the conduct of its respective businesses as currently conducted. Except as otherwise disclosed in the Final Memorandum, neither the Company nor any of the Guarantors has received any notice or is otherwise aware of any infringement of or conflict with the rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

                  (z) Except as otherwise disclosed in the Final Memorandum, each of the Company and the Guarantors is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.


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                  (aa) Except as described in the Final Memorandum, no labor problem or disturbance with the employees of the Company or any of the Guarantors exists or, to the knowledge of the Issuers, is threatened which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (ab) Each of the Company and the Guarantors is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. Neither the Company nor any of the Guarantors has been refused any insurance coverage sought or applied for. Neither the Company nor any of the Guarantors has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (ac) Neither the Company nor any of the Guarantors, nor, to any Issuers' knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Guarantors, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or made any bribe, payoff, influence payment, kickback or other unlawful payment.

                  (ad) Neither the Company nor any of the Guarantors has taken, and none of them will take, any action that would cause this Agreement or the issuance or sale of the Securities and Exchange Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (ae) The documents incorporated by reference in the Preliminary Memorandum and the Final Memorandum as of the dates they were filed with the Securities and Exchange Commission (the "SEC") were responsive in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder. No Issuer is a party to any contract or agreement that would be required to be filed with the SEC as an exhibit to a registration statement on Form S-1 pursuant to entries (2), (4) and (10) of the Exhibit Table of Item 601 of Regulation S-K under the Securities Act, except those which have been previously filed with the SEC and those agreements constituting the 1997 Credit Facility.

                  (af) No Issuer is a "public utility" or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (ag) Assuming that Oil-Chem is a Guarantor for purposes of this Section 1(ah) only, the representations and warranties set forth in Section 1(g), (h), (r), (t), (u), (v), (x), (y), (z), (aa), (ab),
         (ac) and (ad) hereof are true and correct with respect to Oil-Chem.



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



                  (ah) As of the respective dates of the Preliminary Memorandum and the Final Memorandum, (i) neither Dallas Ft. Worth Motor Speedway, Inc., a Texas corporation, nor Dallas Motor Speedway, Inc., a Texas corporation (collectively, the "Texas Entities"), is a Subsidiary (as such term is defined in the Final Memorandum under the caption "Description of Notes - Certain Definitions") of the Company or any of the Guarantors and (ii) none of the Texas Entities (A) has any capital stock outstanding, (B) has any assets or liabilities, (C) has any directors or officers or (D) is involved in any business whatsoever.

                  2. PURCHASE AND SALE. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell to the Initial Purchasers, and each of the Initial Purchasers, severally but not jointly, agrees to purchase the aggregate principal amount of Securities set forth opposite its name as shown in Schedule 1 hereto, at a purchase price equal to 97.478% of such principal amount thereof.

                  The Issuers shall not be obligated to deliver any of the Securities to be delivered, except upon payment for all the Securities to be purchased as provided herein.

                  3. SALE AND RESALE OF THE SECURITIES BY THE INITIAL PURCHASERS. Each of the Initial Purchasers, severally and not jointly, acknowledges that the Securities have not been registered under the Securities Act and represents and warrants to the Issuers that it will offer the Securities to be purchased hereunder for resale only upon the terms and conditions set forth in this Agreement and in the Final Memorandum. Each of the Initial Purchasers, severally and not jointly, represents and warrants to, and agrees with, the Issuers that such Initial Purchaser (i) will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities, as part of its initial offering, only to the following persons: (A) persons in the United States whom such Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers"), as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A; and (B) persons who are institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D that, prior to their purchase of the Securities, executes and delivers a letter containing certain representations and agreements in the form attached as Annex A to the Final Memorandum, and in each case, in transactions under Rule 144A or Regulation D in private sales exempt from registration under the Securities Act.

                  4. DELIVERY OF AND PAYMENT FOR THE NOTES. Delivery of and payment (via wire transfer) for the Securities shall be made at the offices of Fennebresque, Clark, Swindell & Hay, NationsBank Corporate Center, 100 North Tryon Street, Suite 2900, Charlotte, North Carolina 28202-4011, at 9:00 A.M., New York City time, on August 4, 1997 or at such other date (not later than August 11, 1997) as shall be determined by agreement between the Initial Purchasers and the Company (such date and time are sometimes referred to as the "Closing Date"). On the

Closing Date, the Issuers shall deliver or cause to be delivered the Securities to the Initial Purchasers for the account of the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in definitive fully registered form and registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other name or names and in such denominations as the Initial Purchasers shall request in writing not less than one business day prior to the Closing Date. For the purpose of expediting the checking and packaging of the Securities, the Issuers shall make the Securities available for inspection by the Initial Purchasers at the offices of Fennebresque, Clark, Swindell & Hay, NationsBank Corporate Center, 100 North Tryon Street, Suite 2900, Charlotte, North Carolina 28202-4011, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

                  5. FURTHER AGREEMENTS OF THE ISSUERS. The Issuers jointly and severally agree with each Initial Purchaser as follows:

                           (a) The Issuers will furnish to the Initial
         Purchasers, without charge, as many copies of the Preliminary Memorandum and the Final Memorandum and any supplements and amendments thereto as they may reasonably request.

                           (b) Prior to making any amendment or supplement to the Final Memorandum, the Issuers shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review.

                           (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Final Memorandum in order that the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law and furnish to the Initial Purchasers such number of copies of such amendment or supplement as they may reasonably request.

                           (d) So long as any Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, the Issuers will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Such information, at the date of its provision by the Company to such holders or prospective purchasers, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. This covenant is intended to be for the benefit of the holders and the prospective purchasers designated by such holders from time to time of such Restricted Securities.

                           (e) So long as the Securities and Exchange Securities are outstanding, the Issuers will furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the SEC on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the SEC, and such other documents, reports and information as shall be furnished by the Issuers to the Trustee or to the holders of the Securities and Exchange Securities pursuant to the Indenture.

                           (f) The Issuers will cooperate with the Initial Purchasers and their counsel to ensure offers and sales of the Securities comply with applicable securities or Blue Sky laws of such jurisdictions as the Initial Purchasers reasonably designate and to continue such compliance in effect so long as reasonably required for the distribution of the Securities. The Issuers will promptly advise the Initial Purchasers of the receipt by the Issuers of any notification with respect to any noncompliance in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Issuers will also cooperate with the Initial Purchasers and their counsel in the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers reasonably request. Notwithstanding the foregoing, the Issuers shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                           (g) The Issuers will use their best efforts (i) to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and
         (ii) to permit the Securities to be eligible for clearance and settlement through DTC.

                           (h) The Issuers will not, and will cause their Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the Securities Act.

                           (i) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, the Issuers will not, and will cause their Affiliates not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the

         Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                           (j) The Company will apply the net proceeds from the sale of the Securities as set forth in the Final Memorandum under the caption "Use of Proceeds."

                           (k) The Issuers will take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become (i) an "investment company" within the meaning of the Investment Company Act or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                           (l) The Issuers will not, and will cause their Affiliates not to, take any actions which would require the registration under the Securities Act of the Securities (other than pursuant to the Registration Rights Agreement).

                           (m) Prior to the consummation of the Exchange Offer (as defined in the Final Memorandum) or the effectiveness of an applicable shelf registration statement if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their Affiliates are required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Securities, (A) the Issuers will periodically amend or supplement the Final Memorandum so that the information contained in the Final Memorandum complies with the requirements of Rule 144A of the Securities Act, (B) the Issuers will amend or supplement the Final Memorandum when necessary to reflect any material changes in the information provided therein so that the Final Memorandum will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the Final Memorandum is so delivered, not misleading and (C) the Issuers will provide the Initial Purchasers with copies of each such amended or supplemented Final Memorandum as the Initial Purchasers may reasonably request. The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Section 8 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 5(m).

                           (n) The Issuers will not, until 120 days following the Closing Date, without the prior written consent of the Initial Purchasers, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any securities issued or guaranteed by any of the Issuers (other than the Securities, the Exchange Securities or other securities issued pursuant to employee stock option plans, employee stock purchase plans, warrants or options, if any, outstanding on the date hereof which have been disclosed in the Final Memorandum).

                           (o) The Issuers will use their best efforts to do all things necessary to satisfy the closing conditions set forth in Section 7 hereof.

                  6. EXPENSES. The Issuers jointly and severally (without duplication with respect to the provisions of the Registration Rights Agreement) agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and Exchange Securities and any issue or stamp taxes payable in connection therewith, (b) the costs incident to the preparation and printing of the Preliminary Memorandum, the Final Memorandum and any amendments, supplements and exhibits thereto, (c) the costs of distributing the Preliminary Memorandum, the Final Memorandum and any amendments or supplements thereto, (d) the fees and expenses of notice filings with respect to the Securities and Exchange Securities under applicable securities laws of the several jurisdictions as provided in Section 5(f) and, if necessary, of preparing a Blue Sky Memorandum (including related fees and expenses of counsel to the Initial Purchasers), (e) the cost of printing the Securities and the Exchange Securities, (f) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Securities and Exchange Securities, (g) any fees paid to rating agencies in connection with the rating of the Securities and Exchange Securities, (h) the costs and expenses of DTC and its nominee, including its book-entry system, (i) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL market and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement.

                  7. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

                           (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) The Final Memorandum shall have been printed and copies distributed to the Initial Purchasers as soon as practicable but in no event later than on the second business day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 5(f) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                           (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of the Guarantors before any court or arbitrator or any governmental body, agency or official that, singly or in the aggregate, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the SEC or any governmental agency of any jurisdiction referred to in Section 5(f) preventing the use of the Final Memorandum, or any amendment or supplement thereto, which would reasonably be expected to have a Material Adverse Effect.

                           (d) Since the dates as of which information is given in the Final Memorandum and other than as set forth in the Final Memorandum, (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Final Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock and (iii) the Company and its subsidiaries shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Final Memorandum.

                           (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by
         (i) Mr. William R. Brooks, Vice President, Treasurer and Chief Financial Officer, and (ii) Ms. Marylaurel E. Wilks, Secretary and Corporate Counsel, confirming that (A) such officers have participated in conferences with other officers and representatives of the Issuers, representatives of the independent public accountants of the Issuers and representatives of counsel to the Issuers at which the contents of the Final Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b), (c) and (d) of this Section 7 are true and correct as of the Closing Date.

                           (f) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities and Exchange Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum, the 1997 Credit Facility and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Initial Purchasers, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (g) Parker, Poe, Adams & Bernstein L.L.P., counsel for the Issuers, shall have furnished to the Initial Purchasers its written opinion, addressed to each of the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                    (i) Each of the Company and the Guarantors
                  has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Guarantors is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction with respect to which, to such counsel's knowledge, it owns property, maintains business or has employees, except where a failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                                    (ii) Assuming the accuracy of the Initial
                  Purchasers' representations and warranties set forth in
                  Section 3 of this Agreement, the offer, issuance, sale and delivery of the Securities to the Initial Purchasers, and the initial reoffer, resale and delivery of the Securities by the Initial Purchasers, as contemplated by this Agreement and the Final Memorandum, do not require registration under the Securities Act, or qualification of the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of Securities or any resale of Securities by any person other than the Initial Purchasers;

                                    (iii) Each of the Issuers has the corporate
                  power and authority to execute and deliver, and to consummate the transactions provided for in, this Agreement; and each of the Issuers has the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement;

                                    (iv) The execution and delivery of this
                  Agreement have been duly authorized by all requisite corporate action of each Issuer, and this Agreement has been duly executed and delivered by each Issuer;

                                    (v) The execution and delivery of the
                  Indenture have been duly authorized by all requisite corporate action of each Issuer, and the Indenture has been duly executed and delivered by each Issuer. Assuming due authorization, execution and delivery by the Trustee, the Indenture is a valid and binding agreement of each Issuer, enforceable against each Issuer in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                    (vi) The issuance, execution and delivery of
                  the Securities have been duly authorized by all requisite corporate action of each of the Issuers, and the Notes have been duly executed and delivered by the Company and the Guarantees have been duly executed and delivered by the Guarantors. Assuming due authentication by the Trustee, the Notes and the Guarantees are valid and binding obligations of the Company and the Guarantors, respectively, entitled to the benefits of the Indenture, enforceable against the Company and the Guarantors in accordance with their respective terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                    (vii) The execution and delivery of the
                  Exchange Securities have been duly authorized by all requisite corporate action of each of the Issuers, and, when duly executed and delivered by the Company and the Guarantors and duly authenticated by the Trustee, the Exchange Securities will be valid and binding obligations of the Company and the Guarantors, entitled to the benefits of the Indenture, enforceable against the Company and the Guarantors in accordance with their respective terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                    (viii) The execution and delivery of the
                  Registration Rights Agreement have been duly authorized by all requisite corporate action of each of the Issuers, and the Registration Rights Agreement has been duly executed and delivered by the Issuers. Assuming due authorization, execution and delivery by the Initial Purchasers, the Registration Rights Agreement is a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except that (A) enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (B) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                                    (ix) The execution and delivery of the 1997
                  Credit Facility have been duly authorized by all requisite corporate action of each of the Issuers (to the extent each is a party thereto), and the 1997 Credit Facility has been duly executed and delivered by each of the Issuers (to the extent each is a party thereto). Assuming the due authorization, execution and delivery by the other parties thereto, the 1997 Credit Facility is a valid and binding agreement of each of the Issuers (to the extent each is a party thereto), enforceable against each of the Issuers (to the extent each is a party thereto) in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                    (x) The authorized and outstanding capital
                  stock of the Company at March 31, 1997 was as set forth under the caption "Capitalization" in the Preliminary Memorandum and the Final Memorandum. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

                                    (xi) All of the capital stock of the
                  Guarantors is owned of record by the Company or a Guarantor. All of the outstanding shares of capital stock of the Guarantors have been duly authorized and validly issued, are fully paid and nonassessable and except as disclosed in the Final Memorandum, to the best knowledge of such counsel, all such shares are owned by the Company or a Guarantor free and clear of any security interests, liens, pledges or encumbrances;

                                    (xii) The execution and delivery by the
                  Issuers of this Agreement, the Indenture, the Registration Rights Agreement and the 1997 Credit Facility, the consummation by the Issuers of the transactions provided for herein and therein and by the Final Memorandum, and the issuance and sale of the Securities and Exchange Securities by the Issuers will not (A) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement or instrument of the Company or any of the Guarantors or (B) result in any violation of the provisions of the charter or bylaws of the Company or any of the Guarantors, or any applicable law, rule or regulation with respect to the Company or any of the Guarantors or any rule or regulation or order of any court or governmental agency having jurisdiction over the Company or any of the Guarantors, except for such violations that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except for such consents, approvals or authorizations of, or registrations or qualifications with, governmental authorities as may be required under the Securities Act and the rules and regulations thereunder or applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers and as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body, is required in connection with the execution and delivery by the Issuers of this Agreement, the Indenture, the Registration Rights Agreement or the 1997 Credit Facility, the consummation by the Issuers of the transactions provided for herein and therein and the issuance and sale of the Securities and Exchange Securities by the Issuers. The execution and delivery of this Agreement, the Securities, the Indenture, the Registration Rights Agreement and the 1997 Credit Facility will not involve any prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

                                    (xiii) This Agreement, the Indenture, the
                  Securities, the Registration Rights Agreement and the 1997 Credit Facility conform in all material respects to the descriptions thereof contained in the Final Memorandum and such descriptions are accurate in all material respects;

                                    (xiv) To the best knowledge of such counsel,
                  the statements made in the Final Memorandum under the headings "Risk Factors - Fraudulent Conveyance Statutes" and "- Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations
                  - Liquidity and Capital Resources - Legal Proceedings" and "- Environmental Matters", to the extent they constitute summaries of material statutes, regulatory or legal and governmental proceedings, are fair summaries of such statutes, regulations and proceedings;

                                    (xv) To the best knowledge of such counsel,
                  there are no pending or threatened legal or governmental proceedings to which any Issuer is a party that would be required under the Securities Act to be described in a registration statement or a prospectus delivered at the time of the confirmation of the sale of an offering of securities registered under the Securities Act which are not described in the Final Memorandum, or, to such counsel's best knowledge, which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to the Initial Purchasers;

                                    (xvi) Neither the Company nor any of its
                  subsidiaries is (A) subject to registration and regulation as an "investment company" within the meaning of the Investment Company Act, or (B) a "holding company" or a "subsidiary company" or, to the best knowledge of such counsel after due inquiry, an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                                    (xvii) The documents incorporated by
                  reference in the Preliminary Memorandum and the Final Memorandum (except for the financial statements and other financial or statistical data included therein or omitted therefrom and to the extent that any statement in any such document is modified or superseded in a subsequently filed document or in the Final Memorandum) as of the dates they were filed with the SEC appear on their face to have been appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

                                    (xviii) Assuming the Securities are issued
                  and delivered pursuant to this Agreement and the Final Memorandum, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Securities
                  Act) as securities of any of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system; and

                                    (xix) Assuming the Initial Purchasers
                  purchase the Securities in accordance with Rule 144A under the Securities Act, neither the issuance or sale of the Securities nor the application by the Company of the net proceeds thereof as set forth in the Final Memorandum will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  In addition, such counsel shall also state that such counsel has participated in conferences with officers, in-house counsel and representatives of the Issuers, representatives of the independent public accountants for the Issuers and the Initial

         Purchasers at which the contents of the Final Memorandum and related matters were discussed, and no facts have come to the attention of such counsel that lead such counsel to believe that the Final Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which there were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

                  In rendering such opinion, such counsel may state that such opinion is limited to the laws of the State of North Carolina, the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates and reports of public officials; provided, that such counsel believe that they and the Initial Purchasers are justified in relying upon such certificates and reports of public officials.

                           (h) The Initial Purchasers shall have received on the Closing Date an opinion of Fennebresque, Clark, Swindell & Hay, counsel for the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                           (i) The Issuers and the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                           (j) The Issuers and the Initial Purchasers shall have entered into the Registration Rights Agreement, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                           (k) The Issuers (to the extent each of them is a party thereto) shall have entered into the 1997 Credit Facility (the form and substance of which shall be reasonably acceptable to the Initial Purchasers), and the Initial Purchasers shall have received copies of executed counterparts or copies, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the 1997 Credit Facility. On the Closing Date, all conditions to closing under the 1997 Credit Facility shall have been satisfied, and the Company shall have unused borrowing capacity of up to $175,000,000 under the 1997 Credit Facility. On the Closing Date, the 1997 Credit Facility shall be in full force and effect and shall not have been modified.

                           (l) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Initial Purchasers a letter or letters, dated the Execution Time and the Closing Date, respectively, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and otherwise satisfactory in form and substance to the Initial Purchasers and their counsel.

                           (m) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Final Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum or (ii) since such date, there shall not have been any change in the capital stock (other than an increase in the Company's authorized common stock, par value $.01 per share ("Common Stock"), from 100,000,000 shares of Common Stock to 200,000,000 shares of Common Stock effective April 29, 1997) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

                           (n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading (A) in the Company's Common Stock, (B) in securities generally on the New York Stock Exchange, (C) in securities generally on The NASDAQ Stock Market's National Market or (D) in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the SEC, or by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or
         (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

                           (o) Fennebresque, Clark, Swindell & Hay shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require (i) for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and (ii) in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                           (p) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                           (q) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                  8.       INDEMNIFICATION AND CONTRIBUTION.

                           (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls (within the meaning of either the Securities Act or the Exchange Act) any Initial Purchaser against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Issuers to any holder or prospective purchaser of Notes pursuant to Section 5(e), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them (except that only one counsel's fees and expenses shall be covered) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to any Initial Purchaser to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuers by or on behalf of such Initial Purchaser specifically for inclusion therein; provided further, that with respect to any such untrue statement or omission made in the Preliminary Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of an Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities, judgments, actions or expenses purchased Securities, or any controlling person of such Initial Purchaser, if a copy of the Final Memorandum or supplement or amendment thereto was sent or given by or on behalf of such Initial

         Purchaser to such person at or prior to the written confirmation of the sale of Securities to such person and the Final Memorandum or supplement or amendment thereto would have cured the defect giving rise to such losses, claims, damages, liabilities, judgments, actions or expenses, unless such failure to deliver the Final Memorandum was a result of noncompliance by the Issuers with Section 5(c) hereof. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have. Each of the Issuers acknowledges and agrees that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information relating to the Initial Purchasers and furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).

                           (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Issuers, their directors, officers, and each person who controls (within the meaning of either the Securities Act or the Exchange Act) the Issuers, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of such Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. Each of the Issuers acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).

                           (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and except to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (provided that the indemnifying party shall be liable for the cost of only one such separate counsel for the indemnified parties) if
         (A) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of legal counsel to the indemnified party, present such counsel with a conflict of interest,
         (B) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been informed in writing by legal counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (C) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (D) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                           (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers and by the Initial Purchasers from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Initial Purchasers in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Issuers in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuers or the Initial Purchasers. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of

         Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each partner, officer and director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. DEFAULT BY AN INITIAL PURCHASER. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule 1 hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agrees but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule 1 hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Initial Purchaser or the Issuers. In the event of a default by an Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as NationsBanc Capital Markets, Inc. shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or any non-defaulting Initial Purchaser for damages occasioned by its default hereunder.

                  10. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(m) or 7(n) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

                  11. REIMBURSEMENT OF INITIAL PURCHASERS'S EXPENSES. If (a) the Issuers shall fail to tender the Securities for delivery to the Initial Purchasers otherwise than for any reason permitted under this Agreement or (b) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers shall, jointly and severally, reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Issuers, jointly and severally, shall pay the full amount thereof to the Initial Purchasers.

                  12. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to NationsBanc Capital Markets, Inc., 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255, Attention: Victor Warnement, Esq. (Fax: 704-386-6453), with a copy (which shall not constitute notice) to Fennebresque, Clark, Swindell & Hay, NationsBank Corporate Center, 100 North Tryon Street, Suite 2900, Charlotte, North Carolina 28202-4011, Attention: Joseph A. Adams, Esq. (Fax: 704-347- 3838);

                           (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Final Memorandum, Attention: Marylaurel E. Wilks, Esq. (Fax: 704-455-2547), with a copy (which shall not constitute notice) to Parker, Poe, Adams & Bernstein L.L.P., 2500 Charlotte Plaza, 201 South College Street, Charlotte, North Carolina 28244, Attention: Gary C. Ivey, Esq. (Fax: 704-334-4706).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers.

                  13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control an Initial Purchaser within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Issuers, officers of the Issuers and any person controlling any of the Issuers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of any of the Securities from any Initial Purchaser shall be deemed a successor or assign merely by reason of such purchase.

                  14. SURVIVAL. The respective indemnities, representations, warranties, covenants and agreements of the Issuers and the Initial Purchasers contained in this Agreement or made by or of behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  15. DEFINITION OF "BUSINESS DAY." For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York or The City of Charlotte, North Carolina are authorized or obligated by law, executive order or regulation to close.

                  16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT
REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                            [Signature page follows]

                  If the foregoing correctly sets forth the agreement among the Issuers and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                Very truly yours,

                                COMPANY:

                                SPEEDWAY MOTORSPORTS, INC.,
                                         a Delaware corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                GUARANTORS:

                                ATLANTA MOTOR SPEEDWAY, INC.,
                                         a Georgia corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                BRISTOL MOTOR SPEEDWAY, INC.,
                                         a Tennessee corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                CHARLOTTE MOTOR SPEEDWAY, INC.,
                                         a North Carolina corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                SPR ACQUISITION CORPORATION,
                                         a California corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                TEXAS MOTOR SPEEDWAY, INC.,
                                         a Texas corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                600 RACING, INC.,
                                         a North Carolina corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                SPEEDWAY FUNDING CORP.,
                                         a Delaware corporation


                                By: /s/ Victoria L. Garrett
                                Name: Victoria L. Garrett
                                Title: Vice President

                                SONOMA FUNDING CORPORATION,
                                         a California corporation


                                By: /s/ William R. Brooks, VP
                                Name: William R. Brooks
                                Title: VP

                                 SPEEDWAY CONSULTING & DESIGN, INC.,
                                          a North Carolina corporation


                                 By: /s/ William R. Brooks, VP
                                 Name: William R. Brooks
                                 Title: VP

                                 THE SPEEDWAY CLUB, INC.,
                                          a North Carolina corporation


                                 By: /s/ William R. Brooks, VP
                                 Name: William R. Brooks
                                 Title: VP

                                 INEX, CORP.,
                                         a North Carolina corporation


                                 By: /s/ William R. Brooks, VP
                                 Name: William R. Brooks
                                 Title: VP

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

INITIAL PURCHASERS:

NATIONSBANC CAPITAL MARKETS, INC.


By: /s/ Wayne K. Mueller
Name: Wayne K. Mueller
Title: Managing Director

WHEAT FIRST BUTCHER SINGER


By: /s/ R. Walter Jones, IV
Name: R. Walter Jones, IV
Title: Managing Director

MONTGOMERY SECURITIES


By: /s/ Richard A. Smith
Name: Richard A. Smith
Title: Managing Director

J.C. BRADFORD & CO.


By: /s/ David Allen Jones
Name: David Allen Jones
Title: Partner